Exhibit 10.1

Supplemental Agreement No. 58

to

Purchase Agreement No. 1951

(the Agreement)

Between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, is entered into as of January 6, 2012 by and between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Customer);

WHEREAS, Boeing and Customer have agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Customer and Boeing have agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 58

1.2 Remove and replace, in their entirety, pages T-6-1, T-6-2, and T-6-3 of Table 1 entitled the “Aircraft Deliveries and Descriptions, Model 737-900ER Aircraft”, with the revised pages T-6-1, T-6-2, and T-6-3 of Table 1 attached hereto.

1.3 Remove and replace, in its entirety, Attachment B to Letter Agreement 1951-9R20, “Option Aircraft Delivery, Description, Price, and Advance Payments” with the revised Attachment B to Letter Agreement 1951-9R20, attached hereto.

The changes described above will result in additional advance payments due by Customer to Boeing in the amount of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Such payment will be due no later than five calendar days after execution of this Agreement.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY		CONTINENTAL AIRLINES, INC.

By:	/s/ Susan Englander	By:	/s/ Gerald Laderman

Its:	Attorney-in-Fact	Its:	Senior Vice President – Finance and Treasurer

		Page	SA
ARTICLES		Number	Number

1.	Subject Matter of Sale	1-1	SA 39

2.	Delivery, Title and Risk of Loss	2-1

3.	Price of Aircraft	3-1	SA 39

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA 39

8.	Federal Aviation Requirements and Certificates and Export License	8-1	SA 39

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance, Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1	SA 39

15.	Miscellaneous	15-1

		Page	SA
TABLES		Number	Number

1.	Aircraft Deliveries and Descriptions – 737-500	T-1	SA 3

	Aircraft Deliveries and Descriptions – 737-700	T-2	SA 57

	Aircraft Deliveries and Descriptions – 737-800	T-3	SA 55

	Aircraft Deliveries and Descriptions – 737-600	T-4	SA 4

	Aircraft Deliveries and Descriptions – 737-900	T-5	SA 39

	Aircraft Deliveries and Descriptions – 737-900ER	T-6	SA 58

EXHIBITS

A-1	Aircraft Configuration – Model 737-724 (Aircraft delivering through July 2004)		SA 26

A-1.1	Aircraft Configuration – Model 737-724 (Aircraft delivering on or after August 2004)		SA 46

A-2	Aircraft Configuration – Model 737-824 (Aircraft delivering through July 2004)		SA 26

A-2.1	Aircraft Configuration – Model 737-824 (Aircraft delivering August 2004 through December 2007)		SA 41

A-2.2	Aircraft Configuration – Model 737-824 (Aircraft delivering January 2008 through July 2008)		SA 45

A-2.3	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver between August 2008 and October 2010)		SA 50

A-2.4	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver in or after November 2010)	SA 50

A-3	Aircraft Configuration – Model 737-624	SA 1

A-4	Aircraft Configuration – Model 737-524	SA 3

A-5	Aircraft Configuration – Model 737-924 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 26

A-6	Aircraft Configuration – Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 45

A-6.1	Aircraft Configuration – Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 53

A-6.2	Aircraft Configuration – Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 53

B	Product Assurance Document	SA 1

C	Customer Support Document – Code Two – Major Model Differences	SA 1

C1	Customer Support Document – Code Three – Minor Model Differences	SA 39

D	Aircraft Price Adjustments – New Generation Aircraft (1995 Base Price - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 1

D1	Airframe and Engine Price Adjustments – Current Generation Aircraft	SA 1

D2	Aircraft Price Adjustments – New Generation Aircraft (1997 Base Price - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 5

D3

Aircraft Price Adjustments - New Generation Aircraft (July 2003 Base Price –

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA 41

D4	Escalation Adjustment – Airframe and Optional Features [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 41

E	Buyer Furnished Equipment Provisions Document	SA 39

F	Defined Terms Document	SA 5

SA
LETTER AGREEMENTS		Number

1951-1	Not Used

1951-2R4	Seller Purchased Equipment	SA 39

1951-3R22	Option Aircraft-Model 737-824 Aircraft	SA 38

1951-4R1	Waiver of Aircraft Demonstration	SA 1

1951-5R3	Promotional Support – New Generation Aircraft	SA 48

1951-6	Configuration Matters

1951-7R1	Spares Initial Provisioning	SA 1

1951-8R2	Escalation Sharing – New Generation Aircraft	SA 4

1951-9R21	Option Aircraft-Model 737-724 Aircraft	SA 58

1951-11R1	Escalation Sharing-Current Generation Aircraft	SA 4

1951-12R7	Option Aircraft – Model 737-924 Aircraft	SA 32

1951-13	Configuration Matters – Model 737-924	SA 5

1951-14	Installation of Cabin Systems Equipment 737-924	SA 22

1951-15	Configuration Matters – Model 737-924ER	SA 39

SA
RESTRICTED LETTER AGREEMENTS		Number

6-1162-MMF-295	Performance Guarantees – Model 737-724 Aircraft

6-1162-MMF-296	Performance Guarantees – Model 737-824 Aircraft

6-1162-MMF-308R4	Disclosure of Confidential Information	SA 39

6-1162-MMF-309R1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 1

6-1162-MMF-311R7	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 57

6-1162-MMF-312R1	Special Purchase Agreement Provisions	SA 1

6-1162-MMF-319	Special Provisions Relating to the Rescheduled Aircraft

6-1162-MMF-378R1	Performance Guarantees – Model 737-524 Aircraft	SA 3

6-1162-GOC-015R1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 31

6-1162-GOC-131R11	Special Matters	SA 57

6-1162-DMH-365	Performance Guarantees – Model 737-924 Aircraft	SA 5

6-1162-DMH-624	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 8

6-1162-DMH-680	Delivery Delay Resolution Program	SA 9

6-1162-DMH-1020	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 14

6-1162-DMH-1035	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 15

6-1162-DMH-1054	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 16

6-1162-CHL-048	Rescheduled Aircraft Agreement	SA 26

6-1162-CHL-195	Restructure Agreement for Model 737NG and 757-300 Aircraft	SA 30

6-1162-MSA-768	Performance Guarantees – Model 737-924ER Aircraft (Aircraft delivering prior to May 2012)	SA 57

6-1162-SEE-0361	Performance Guarantees – Model 737-924ER Aircraft (Aircraft delivering May 2012 and on)	SA 57

6-1162-SEE-133	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 46

6-1162-SEE-0176R4	Record Option Proposals	SA 48

6-1162-SEE-0187	Passenger Service Unit Resolution	SA 50

6-1162-SEE-0225R1	Use of Aircraft – Carbon Brakes [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Testing	SA 50

6-1162-SEE-0263	Use of Aircraft – 737NG Performance Improvement Package Testing	SA 50

6-1162-RCN-1888	Use of Aircraft – Boeing 747-800 and 787 Flight Test Training	SA 53

6-1162-RCN-1890	Use of Aircraft for Testing	SA 57

6-1162-SEE-0326	Model 737 – Koito Seat Resolution	SA 56

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	October 10, 1996

Supplemental Agreement No. 2	March 5, 1997

Supplemental Agreement No. 3	July 17, 1997

Supplemental Agreement No. 4	October 10, 1997

Supplemental Agreement No. 5	May 21, 1998

Supplemental Agreement No. 6	July 30, 1998

Supplemental Agreement No. 7	November 12, 1998

Supplemental Agreement No. 8	December 7, 1998

Supplemental Agreement No. 9	February 18, 1999

Supplemental Agreement No. 10	March 19, 1999

Supplemental Agreement No. 11	May 14, 1999

Supplemental Agreement No. 12	July 2, 1999

Supplemental Agreement No. 13	October 13, 1999

Supplemental Agreement No. 14	December 13, 1999

Supplemental Agreement No. 15	January 13, 2000

Supplemental Agreement No. 16	March 17, 2000

Supplemental Agreement No. 17	May 16, 2000

Supplemental Agreement No. 18	September 11, 2000

Supplemental Agreement No. 19	October 31, 2000

Supplemental Agreement No. 20	December 21, 2000

Supplemental Agreement No. 21	March 30, 2001

Supplemental Agreement No. 22	May 23, 2001

Supplemental Agreement No. 23	June 29, 2001

Supplemental Agreement No. 24	August 31, 2001

Supplemental Agreement No. 25	December 31, 2001

Supplemental Agreement No. 26	March 29, 2002

Supplemental Agreement No. 27	November 6, 2002

Supplemental Agreement No. 28	April 1, 2003

Supplemental Agreement No. 29	August 19, 2003

Supplemental Agreement No. 30	November 4, 2003

Supplemental Agreement No. 31	August 20, 2004

Supplemental Agreement No. 32	December 29, 2004

Supplemental Agreement No. 33	December 29, 2004

Supplemental Agreement No. 34	June 22, 2005

Supplemental Agreement No. 35	June 30, 2005

Supplemental Agreement No. 36	July 21, 2005

Supplemental Agreement No. 37	March 30, 2006

Supplemental Agreement No. 38	June 6, 2006

Supplemental Agreement No. 39	August 3, 2006

Supplemental Agreement No. 40	December 5, 2006

Supplemental Agreement No. 41	June 1, 2007

Supplemental Agreement No. 42	June 13, 2007

Supplemental Agreement No. 43	July 18, 2007

Supplemental Agreement No. 44	December 7, 2007

Supplemental Agreement No. 45	February 20, 2008

Supplemental Agreement No. 46	June 25, 2008

Supplemental Agreement No. 47	October 30, 2008

Supplemental Agreement No. 48	January 29, 2009

Supplemental Agreement No. 49	May 1, 2009

Supplemental Agreement No. 50	July 23, 2009

Supplemental Agreement No. 51	August 5, 2009

Supplemental Agreement No. 52	August 31, 2009

Supplemental Agreement No. 53	December 23, 2009

Supplemental Agreement No. 54	March 1, 2010

Supplemental Agreement No. 55	March 31, 2010

Supplemental Agreement No. 56	August 12, 2010

Supplemental Agreement No. 57	March 2, 2011

Supplemental Agreement No. 58	January 6, 2012

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

Page T-6-1
Boeing Proprietary	SA58

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

Page T-6-2
Boeing Proprietary	SA58

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900ER Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

T-6-3
Boeing Proprietary	SA58

Attachment B to

Letter Agreement 1951-9R20

Option Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary	SA58

Attachment B to

Letter Agreement 1951-9R21

Option Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary	SA58

Attachment B to

Letter Agreement 1951-9R21

Option Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary	SA58
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